Exhibit 99.1

Advanced Therapies for the Sports Medicine and Severe Burn Care Markets CORPORATE PRESENTATION JANUARY 2022

Safe Harbor 2 Vericel has provided in this presentation certain financial information that has not been prepared in accordance with GAAP. Vericel’s management believes that the non-GAAP adjusted EBITDA described in the presentation, which includes adjustments for specific items that are generally not indicative of our core operations, provides additional information that is useful to investors in understanding Vericel’s underlying performance, business and performance trends, and helps facilitate period-to-period comparisons and comparisons of its financial measures with other companies in Vericel’s industry. However, the non-GAAP financial measures that Vericel uses may differ from measures that other companies may use. Non-GAAP financial measures are not required to be uniformly applied, are not audited and should not be considered in isolation or as substitutes for results prepared in accordance with GAAP. Additionally, Vericel cautions you that all statements other than statements of historical fact included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe that we have a reasonable basis for the forward-looking statements contained herein, they are based on current expectations about future events affecting us and are subject to risks, assumptions, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Our actual results may differ materially from those expressed or implied by the forward-looking statements in this presentation. These statements are often, but are not always made through the use of words or phrases such as “anticipates,” “intends,” “estimates,” “plans,” “expects,” “continues,” “believe,” “guidance,” “outlook,” “target,” “future,” “potential,” “goals” and similar words or phrases, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. Among the factors that may result in differences are the inherent uncertainties associated with our expectations concerning our full-year revenue growth rate and total adjusted EBITDA for fiscal year 2021, as well as the estimate of our cash and investments balance as of December 31, 2021. Vericel’s revenue growth and adjusted EBITDA expectations for the full-year ended 2021, as well as its estimates concerning cash and investments are preliminary, unaudited and are subject to adjustment during our ongoing internal review. Additional factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to, uncertainties associated with our expectations regarding future revenue, growth in revenue, market penetration for MACI® and Epicel®, growth in profit, gross margins and operating margins, the ability to achieve or sustain profitability, contributions to adjusted EBITDA, the expected target surgeon audience, potential fluctuations in sales and volumes and our results of operations over the course of the year, timing and conduct of clinical trial and product development activities, timing of the resubmission to the Food & Drug Administration (FDA) of a Biologics License Application (BLA) for NexoBrid® seeking approval for the treatment of severe burns in the United States following MediWound’s receipt of a complete response on June 28, 2021, timing or likelihood of approval by the FDA of the NexoBrid BLA resubmission, the estimate of the commercial growth potential of our products and product candidates, availability of funding from BARDA under its agreement with MediWound for use in connection with NexoBrid development activities, competitive developments, changes in third-party coverage and reimbursement, our ability to supply or meet customer demand for our products, and the wide-ranging impacts of the COVID-19 pandemic on our business or the economy generally. With respect to COVID-19, the current spread of the COVID-19 “Delta” and “Omicron” variants has adversely affected the United States health system in a variety of ways and, in certain instances and geographies, has resulted in staffing shortages, physician and patient unavailability for treatment and the postponement or cessation of elective surgical procedures.We are currently unable to predict the full impact of the current COVID-19 surge on the performance of elective surgical procedures, the availability of physicians and/or their treatment prioritizations, the level of healthcare facility staffing, or the willingness or ability of patients to seek treatment, or whether a future resurgence of COVID-19 infections will cause similar effects. Other disruptions or potential disruptions include restrictions on the ability of Company personnel to travel and access customers for training, promotion and case support, delays in product development efforts, and additional government-imposed quarantines and requirements to “shelter at home” or other incremental mitigation efforts or initiatives that may impact our ability to source supplies for our operations or our ability or capacity to manufacture, sell and support the use of our products. With respect to NexoBrid, the COVID-19 pandemic may impact the FDA’s response times to future regulatory submissions, its ability to monitor our clinical trials, and/or conduct necessary reviews or inspections of manufacturing facilities involved in the production of NexoBrid, any or all of which may result in timelines being materially delayed, which could affect the development and ultimate commercialization of NexoBrid. The total impact of these disruptions could have a material impact on the Company’s financial condition, cash flows and results of operations. These and other significant factors are discussed in greater detail in Vericel’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission (SEC) on February 24, 2021, Vericel’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, filed with the SEC on November 9, 2021, and in other filings with the SEC. These forward-looking statements reflect our views as of the date hereof and Vericel does not assume and specifically disclaims any obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation, except as required by law.

Portfolio of Innovative Cell Therapies and Specialty Biologics with Significant Barriers to Entry Delivering Sustained High Revenue Growth with a Strong Profitability and Operating Cash Flow Profile 3 The leading restorative cartilage repair product in the sports medicine market The leading permanent skin replacement in the severe burn care field Focused on changing the standard of care for patients with cartilage damage and severe burns SPORTS MEDICINE SEVERE BURNS North American commercial rights to the next generation eschar removal product

4 2017A 2018A 2019A 2020A 2021E Top-Tier Revenue Growth Sports Med Burn Care 2017A 2018A 2019A 2020A 2021E Robust Profitability Profile Adjusted EBITDA Multiple years of top-tier revenue growth Diversified across two franchises More than 12,000 patients treated with Vericel products Converting strong revenue growth into cash flow generation ~$129 million in cash and investments as of 12/31/211 ~1% Free Cash Flow yield Strong Track Record of Revenue and Profit Growth 1 Full-year 2021 revenue growth, adjusted EBITDA (non-GAAP) and cash and investments balances are based on preliminary unaudited 2021 financial results and are subject to change. $64M $91M $118M $124M ~25%-26%1 ($9M) $5M $21M $19M ~$30M1

Well-Positioned to Sustain High Revenue and Profit Growth Over the Long Term

Expect to Maintain High Revenue Growth Rate[1]


~ 25% CAGR
2017A
2018A
2019A
2020A
2021E
2022E
2023E
2024E

- ▷ Significantly underpenetrated markets (~$2B-3B)
- ▷ Limited competition with strong barriers to entry
- ▷ Strong reimbursement profile

Expect Continued Long-Term Margin Expansion[1]

GROSS MARGIN	70%+
ADJUSTED EBITDA	30%+

- ▷ Substantial operating leverage across business
- ▷ Increasing margins and operating cash flow
- ▷ Premium-value products with concentrated call points

[1] Based on internal estimated long-term financial projections.

5
VERICEL

6 Articular Cartilage Structure and Function Articular cartilage function Provide a smooth, lubricated surface allowing for nearly frictionless movement Facilitate transmission of loads to underlying subchondral bone Protect joints from compressive, tensile and shearing forces ARTICULAR CARTILAGE IS A HIGHLY SPECIALIZED CONNECTIVE TISSUE OF SYNOVIAL JOINTS Chondrocytes are the resident cells responsible for the production, maintenance and repair of articular cartilage A R T I C U L A R CARTILAGE

Knee Cartilage Defects and Treatment Options

Knee cartilage injuries are a significant cause of musculoskeletal morbidity

Cartilage defects are found in ~60% of knee arthroscopies

- ▷ Damage is caused by acute and repetitive trauma and degenerative conditions
- ▷ Limited capacity for intrinsic healing and repair
- ▷ Untreated lesions may lead to debilitating joint pain, dysfunction, and osteoarthritis

TREATMENT GOALS

- ▷ Reduce symptoms
- ▷ Improve function
- ▷ Prevent degeneration

PALLIATIVE	REPARATIVE	RESTORATIVE
Techniques intended to relieve or prevent pain with little repair of underlying defect	Marrow-stimulation techniques that result in formation of fibrocartilage	**Techniques designed to recreate hyaline-like cartilage at the site of the defect**
▷ Lavage and debridement ▷ Thermal chondroplasty	▷ Microfracture/microdrilling ▷ Augmented microfracture	▷ **Autologous chondrocyte implant** ▷ **Autograft or allograft**

7
VERICEL

Large Addressable Knee Cartilage Repair Market for MACI 8 Estimated Annual Addressable Patient Population (U.S.) ~315,0002 Patients Consistent With Label ~125,0002 Patients MD’s Consider Clinically Appropriate For MACI ~750,0001 Cartilage Repair Procedures ~60,0002 Patients With Larger Lesions $2+ Billion Addressable Market in the U.S. Annual Cartilage Repair Revenue 1 Health Advances LLC MACI market assessment report (2018), Vericel data, LexisNexis, Medtech Insight, NY SASD, SmartTRAK, LSI, PSPS, McCormick, Frank et al. Arthroscopy, (2014) 30(2): 222-6, Montgomery, et al. Knee Surg Sports Traumatol Arthrosc (2014) 22: 2070. 2 Health Advances LLC MACI market assessment report (2018) $44 $68 $92 $95 $Millions 2017 2018 2019 2020 2021E

MACI Production and Administration 9

MACI Product Attributes Driving Strong Growth Since Launch 10 Broad Label with Strong Clinical Data Simpler, Less Invasive Procedure Shorter Rehab Protocols Strong Reimbursement Profile

MACI Product and Procedure Enhancements Driving Broader Surgeon Adoption

1995


Carticel
(autologous cultured chondrocytes)

Cells in Suspension

- Highly invasive, technically exacting procedure
- Required periosteal harvest from tibia and suture fixation to confine cells
- Extended surgical time
- High rate of subsequent procedures

ARTHROTOMY

2017


maci

Cells on Collagen Membrane

- Simpler, less invasive ACI procedure
- Eliminates periosteal harvest and sutures
- Significant reduction in surgical time
- Uniform cell distribution
- Improved post-operative course

MINI-ARTHROTOMY

2019



Advanced Instrumentation

- Simplifies templating
- Exact match of implant to defect size
- Reduced implant handling
- Reduced operative time

MINI-ARTHROTOMY

2025+


maci arthro

Additional Delivery Option

- Less invasive
- Improved visualization
- Potentially faster patient recovery

ARTHROSCOPY

maci
11 VERICEL

Significant Ankle Cartilage Repair Opportunity

MACI Ankle Annual TAM Estimate (U.S.)



~165,000[1]
Ankle Resurfacing Procedures
~66,000[2]
Patients MD's Consider Clinically Appropriate For MACI
~18,000[2]
Larger Lesions
Current Treatment Breakdown[2]
Minced autograft
Other
OCA
OATs
MFX alone
MFX+
Minced allograft

MACI for the treatment of cartilage defects in the ankle represents a $700 million[3] market opportunity and increases the overall MACI TAM in the U.S. to ~ $3 billion

[1] SmartTrak Cartilage Repair Procedures; resurfacing includes microfracture, OATs, OCA, etc. and does not include chondroplasty/debridement only.
[2] Cello Health MACI Ankle quantitative market research survey (2021).
[3] Assumes MACI ASP of $40,000+.

maci 12 VERICEL

Burn Injury Size and Depth Determine Treatment Pathway

- **Full thickness burn injuries of any size** and **partial thickness burn injuries >10%** TBSA are most often transferred to specialized burn centers
- Full thickness and deep partial-thickness burns **require eschar removal and grafting** to achieve wound closure



Epidermis
Dermis
Subcutaneous fat
Muscle
Bone
Superficial (1st Degree)
Superficial Partial-Thickness (2nd Degree)
Deep Partial-Thickness (2nd Degree)
Full Thickness (3rd Degree)
Fourth Degree

TREATMENT PATHWAY



EMERGENCY ADMIT
INITIAL ASSESSMENT
DEBRIDEMENT
EVALUATION
TREATMENT/HEALING
Patient admittance to hospital
Patient stabilization & wound assessment
Superficial/Superficial Partial Thickness
Deep Partial Thickness
Full Thickness
Surgical or enzymatic debridement
Surgical or enzymatic debridement
Post debridement evaluation
Spontaneous healing
Spontaneous healing
Skin grafting (if necessary)
Skin grafting (permanent skin coverage)

13

VERICEL

Burn Franchise Addressable Market Opportunity

Estimated U.S. Burn Patients[1]

500,000
Annual Burns (U.S.)

40,000
Hospitalized Patients

1,500
Epicel-Indicated (>30% TBSA) Patients

600 Surviving >40% TBSA Patients

NexoBrid

$200+ Million Addressable Market in the U.S.[2]

Epicel

$200+ Million Addressable Market in the U.S.[3]

Upon approval, NexoBrid will significantly expand the total addressable market opportunity for Vericel's burn franchise

NexoBrid

Epicel
cultured epidermal autografts

[1] 2017 National Burn Repository Report Version 13.
[2] ~90% of hospitalized patients with thermal burns; ~90% of eligible patients are debrided (management estimate); ~10% TBSA for average patient with pricing analysis ongoing; ~85% of TAM in burn centers based on 75% of all hospitalized patients admitted into burn centers (http://ameriburn.org/who-we-are/media/burn-incidence-fact-sheet/) and burn centers having a higher rate of debridement.
[3] Assumes 600 patients x 120 grafts per patient x ~$3,000+ per graft.

14
VERICEL

Early Eschar Removal is a Critical 1st Step in Burn Treatment

Eschar Removal

Before...



...After



Eschar

Dermis

Subcutaneous Fat

- Prevents local infection and sepsis
- Avoids further deterioration and scarring
- Early eschar removal enables faster initiation of wound healing
- Allows direct visual assessment of wound bed, enabling an informed treatment plan

Current Standard of Care

Surgical Excision

- Tangential excision
- Dermabrasion
- Hydro-jet surgery



Significant Limitations

- Traumatic and non-selective
- Loss of healthy tissue and blood
- Challenging in delicate areas
- OR access may delay start of excision

Non-Surgical Approaches

- Autolysis
- Topical medications
- Enzymes, chemicals, biologicals



Significant Limitations

- Limited efficacy; surgery often needed
- Protracted; increased morbidities
- Less useful for deep/extensive burns
- Multiple dressing changes/wound handlings

Clear unmet need for selective and effective eschar removal agent for severe burns

15 VERICEL

NexoBrid Approved in EU & other OUS markets Investigational product with orphan biologic designation in the U.S. Pivotal U.S. Phase 3 clinical study met primary and all secondary endpoints BLA resubmission activities underway Orphan and biologic exclusivities upon approval in the U.S.; patent protection until 2029 BARDA funding supports U.S. development, expanded access and medical countermeasure procurement 16 Selectively Removes Nonviable Burn Tissue (Eschar) in Patients with Deep Partial- and Full-Thickness Burns Bromelain-based biological product containing a sterile mixture of proteolytic enzymes Easy-to-use, single, non-surgical topical application at the patient’s bedside to remove eschar Four-hour treatment enables early visual assessment of the wound, enabling development of an informed treatment plan NexoBrid is an investigational product in the U.S. and is not approved for commercial use or sale in the U.S. at this time.

Epicel is a permanent skin replacement for full thickness burns ≥ 30% of total body surface area Only FDA-approved permanent skin replacement for adult and pediatric patients with full-thickness burns 17 EPICEL OVERVIEW Important treatment option for severe burn patients where little skin is available for autografts

Epicel Production and Administration 18

19 Comparison of Epicel Patient Database to National Burn Repository1 Data Demonstrates Lower Mortality Rate Mortality Rate (%) Percent TBSA Burned 0 10 20 30 40 50 60 70 80 90 100 0.1 - 9.9 10 - 19.9 20 - 29.9 30 - 39.9 40 - 49.9 50 - 59.9 60 - 69.9 70 - 79.9 80 - 89.9 >90 Epicel N=937 National Burn Repository N=177,498 Stratified CMH Chi-square p < 0.0001 Chi-square for all subgroups > 40%TBSA p < 0.0001 Mortality Rate by TBSA Decile Twenty-five Years’ Experience and Beyond with Cultured Epidermal Autografts (CEA) for Coverage of Large Burn Wounds in Adult and Pediatric Patients, 1989-2015; Hickerson, Journal of Burn Care & Research, iry061, https://doi.org/10.1093/jbcr/iry061. 1 American Burn Association, National Burn Repository 2016, Version 12.

Building a Pipeline Through Current Portfolio and Business Development 20 PRODUCT INDICATION/STUDY PRECLINICAL PHASE I PHASE II PHASE III REGISTRATION APPROVAL Treatment of Symptomatic Cartilage Defects of the Knee in Adults Pediatric (PEAK) Study – Knee Arthroscopic Delivery – Knee Treatment of Cartilage Defects – Ankle Treatment of Large Deep Dermal and Full-Thickness Burns Burn Eschar Removal in Adults Pediatric (CIDS) Study Commercialized Phase III Ready Phase III Ready Commercialized Pending BLA Resubmission Currently Enrolling Enrollment Complete

Strategic Transactions to Maximize Long-Term Value Business development activities focused on opportunities having a strategic fit with current franchises or advanced cell therapy platform 21 Sports Medicine Franchise Severe Burn Care Franchise ADVANCED CELL THERAPY DEVELOPMENT AND MANUFACTURINGPLATFORM New Advanced Cell Therapy Vertical(s)

Vericel is a leader in advanced therapies for the sports medicine and severe burn care markets Strong Balance Sheet and Shareholder Base Attractive Business Model with Robust Profitability Profile Sustainable Revenue Growth in Large Addressable Markets Innovative Portfolio with Significant Barriers to Entry INVESTMENT HIGHLIGHTS 22

Reconciliation of Reported GAAP Net Income (Loss) to Adjusted EBITDA (Non-GAAP Measure) – Unaudited 23 Twelve Months Ended December 31, Annual Adjusted EBITDA 2017 2018 2019 2020 Net Income (loss) (GAAP) $(17,286) ($8,137) ($9,665) $2,864 Non-recurring license agreement purchase -- 17,500 - Stock-based compensation expense 2,680 7,223 13,179 13,843 Depreciation and amortization 1,612 1,426 1,744 2,383 Net interest expense (income) 1,093 835 (1,606) (685) Change in fair value of warrants 257 2,524 -- Loss on extinguishment of debt 860 838 -- Revenue reserve related to a dispute between pharmacy provider and payer 1,418 --- Income tax expense --- 180 Adjusted EBITDA (Non-GAAP) $(9,366) $4,709 $21,152 $18,585 Vericel has not provided a reconciliation of full-year 2021 adjusted EBITDA estimates to an estimated net income (loss) outlook because net income (loss) and certain items such as stock-based compensation expense, depreciation and amortization, net interest income and income tax expense that are a component of net income (loss) cannot be reasonably estimated due to Vericel’s year-end financial closing process. Net income (loss) and these components of net income (loss) could significantly impact Vericel’s actual net income (loss).